SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549


                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


     Report Date (Date of earliest event reported): December 29, 1995


                     THE COLONEL'S INTERNATIONAL, INC.
            (Exact name of registrant as specified in charter)


            MICHIGAN                 2-98277C              38-3262264
    (State or other jurisdic-      (Commission           (IRS Employer
     tion of incorporation)         File Number)         Identification
                                                             Number)

           620 SOUTH PLATT ROAD
             MILAN, MICHIGAN                                 48160
 (Address of principal executive offices)                 (Zip Code)


                              (313) 439-4200
           (Registrant's telephone number, including area code)


                       BRAINERD INTERNATIONAL, INC.
       (Former name or former address, if changed since last report)
















ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

          Effective December 31, 1995, Brainerd International, Inc. merged with and into The Colonel's International, Inc., with The Colonel's International, Inc. as the surviving corporation (the "Brainerd Merger"). The 677,830 shares of Brainerd International, Inc. common stock outstanding before the Brainerd Merger remained outstanding as 677,830 shares of common stock of The Colonel's International, Inc. following the Brainerd Merger. Additionally, effective December 31, 1995, Brainerd Merger Corporation, a wholly owned subsidiary of The Colonel's International, Inc., merged with and into The Colonel's, Inc. ("The Colonel's Merger"). As consideration for The Colonel's Merger, The Colonel's International, Inc. issued 23,500,000 shares of common stock to shareholders of The Colonel's, Inc. The shareholders of The Colonel's, Inc. were Donald J. Williamson and Patsy Williamson. Prior to The Colonel's Merger, Mr. Williamson owned 67,080 shares of Brainerd International, Inc. common stock, representing 9.9% of Brainerd's outstanding stock. Following The Colonel's Merger, Mr. and Mrs. Williamson beneficially own 23,567,080 shares of The Colonel's International, Inc. common stock representing 97.5% of it's outstanding stock.

          The merger transactions were previously reported and described in further detail in the Registrant's Proxy Statement dated October 23, 1995 as filed with the Securities and Exchange Commission on October 25, 1995.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          Effective December 31, 1995, Brainerd International, Inc. merged with and into The Colonel's International, Inc. and Brainerd Merger Corporation merged with and into The Colonel's, Inc., as set forth in Item
1. Immediately prior to the mergers, Donald J. Williamson owned 67,080 shares of Brainerd International, Inc. common stock. The merger transactions and the nature of any material relationship between Donald J. Williamson and the Registrant and its directors or officers were previously reported and described in the Registrant's Proxy Statement dated October 23, 1995 as filed with the Securities and Exchange Commission on October 25, 1995.

ITEM 5.   OTHER EVENTS.

          On December 29, 1995, The Colonel's International, Inc. announced that shares of its common stock had been approved for trading on the National Association of Securities Dealers Automated Quotation System ("Nasdaq") SmallCap Market. Trading on the Nasdaq SmallCap Market commenced on January 2, 1996. Common stock of The Colonel's International, Inc. is traded under the symbol "COLO".

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Business Acquired: To be filed by amendment.

     (b)  Pro Forma Financial Information: To be filed by amendment.

     (c)  Exhibits:

          99   Press Release of The Colonel's International, Inc.
               dated December 29, 1995.














































                                SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   THE COLONEL'S
                                   INTERNATIONAL, INC.


Date: January 12, 1996             By: /S/ JEFFREY A. CHIMOVITZ
                                       Jeffrey A. Chimovitz
                                       Vice President, General Counsel
                                       and Secretary





































                               EXHIBIT INDEX

                                                              SEQUENTIALLY
EXHIBIT             DOCUMENT                                  NUMBERED PAGE

99             Press Release of The Colonel's International,
               Inc. dated December 29, 1995.                        5